Exhibit 99.2

Investor Presentation December 2021

2 This confidential presentation (“Presentation”) is for informational purposes only and is being provided to interested parties solely in their capacity as potential investors for the purpose of evaluating a potential private offering of securities and potential business combination between NuScale Power, LLC (the “Company”) and Spring Valley Acquisition Corp. (“Spring Valley”) and related transactions (the “Proposed Transaction”) and for no other purpose. The information contained herein does not purport to be all-inclusive and none of the Company, Spring Valley, Guggenheim Securities LLC, and Cowen & Company (the “Placement Agents”), nor any of their respective affiliates or respective control persons, officers, directors, employees, advisors, accountants, and other agents and representatives (“Representatives”) makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. By accepting this Presentation, you acknowledge and agree that all of the information contained herein is confidential; you will distribute, disclose, and use such information only for the Purpose; you will cause your Representatives not to copy, reproduce, disclose or distribute to others this Presentation in whole or in part, at any time, without the prior written consent of the Company and that you will keep, and will cause your Representatives to keep, confidential all information contained herein not already public. The Presentation and any oral statements made in connection with the Presentation does not constitute an offer to sell or solicitation to buy any securities, nor the solicitation of a proxy, consent, or authorization in connection with the Proposed Transaction in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which it is unlawful to make such offer or solicitation prior to the registration or qualification under the securities laws of any jurisdiction. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAW. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D OR REGULATION S UNDER THE SECURITIES ACT). THIS DOCUMENT DOES NOT CONSTITUTE, OR FORM A PART OF, AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. Certain statements in this Presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s or Spring Valley’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: plans for research and development programs; expectations regarding the time period over which the Company’s capital resources will be sufficient to fund its anticipated operations; and the expected effects of the Proposed Transaction on the Company and Spring Valley. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “ anticipate,” “believe,” “continue,” “ could,” “ estimate,” “ expect,” “ intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “ should,” “ strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by Spring Valley and its management, and the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Spring Valley’s registration statement on Form S-1 relating to its initial public offering, dated November 20, 2020 (“Form S-1”) and its other filings with the SEC, including those risks and uncertainties included in a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus that is expected to be filed with the SEC under the caption “Risk Factors” which relate to the Proposed Transaction, as well as factors associated with companies, such as the Company, that operate in the energy industry. Such differences may result both from actions within the control of the Company, such as capital investments, asset acquisitions, and marketing initiatives, and from actions outside the control of the Company, such as the demand for the Company’s products, changes in technology, competition and general economic and market conditions. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither the Company nor Spring Valley undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company or Spring Valley. The information contained in this Presentation was prepared by the Company and/or obtained from outside sources. All information presented in this Presentation with respect to estimates and projections as to future operations are based on material prepared by the Company and involves significant elements of subjective judgment and analysis, which may, or may not, be correct. Neither the Company nor any of its affiliates assumes any responsibility for the accuracy or completeness of the information contained within this Presentation. This Presentation does not, and if hereafter supplemented, will not, contain all of the information that may be required to evaluate any investment in the Company. The Company makes no representations or warranties, express or implied, as to the accuracy or completeness of the information contained in this Presentation and nothing herein is, or shall be relied upon as a representation or warranty with respect to past or future facts or results. Prospective investors will be responsible for conducting their own independent analysis and due diligence in making an investment decision regarding the Company. The Company reserves the right to require the return of this Presentation at any time. The Company expressly reserves the right, without giving reason therefore, at any time and in any respect, to amend or terminate this Presentation, to terminate discussions with any or all prospective investors, to reject any or all proposals, and to negotiate with any party with respect to a financial commitment involving the Company. Important Notice

3 This Presentation includes industry and market data, including forecasts and other forward-looking information, obtained from, among others, reports of governmental agencies, industry publications, studies and surveys, and internal company surveys. Such reports, industry publications, studies, surveys, and forecasts generally state that the data contained therein has been obtained from sources believed to be reliable, but that data may be incomplete or inaccurate. Such data has not been independently verified, and the Company makes no representation as to the accuracy or completeness of such data or any assumptions relied upon therein. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and neither Spring Valley nor the Company has independently verified the information. The Company uses certain financial measures that are not defined by generally accepted accounting principles in the United States (“GAAP”) to evaluate various aspects of its business, including EBITDA, Cash EBITDA and Cash Revenue (as defined herein). Non-GAAP financial measures are not measures of financial performance or liquidity in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should only be considered in addition to, not as superior to, or as a substitute for, GAAP measures. EBITDA – defined as earnings before interest, taxes, depreciation, and amortization – as well as Cash EBITDA and Cash Revenue have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported in accordance with GAAP. EBITDA and Cash EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of its business. Accordingly, EBITDA and Cash EBITDA should not be considered substitutes for net income (loss) or cash flows as indicators of operating performance and liquidity. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP Financial measures are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company and Spring Valley will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. In connection with the Proposed Transaction, Spring Valley intends to file a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Spring Valley and other documents with the SEC. After the registration statement is declared effective, Spring Valley will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to the shareholders of Spring Valley. Investors and security holders of Spring Valley and the Company are urged to carefully read, when available, the preliminary proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction will be mailed to shareholders of Spring Valley as of a record date to be established for voting on the Proposed Transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, when available, free of charge at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge upon written request to Spring Valley Acquisition Corp., 2100 McKinney Ave., Suite 1675, Dallas, TX 75201. Spring Valley and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in favor of the approval of the Proposed Transaction and related matters. Information regarding Spring Valley’s directors and executive officers is contained in the section of Spring Valley’s Form S-1 titled “Management.” Additional information regarding the interests of those participants and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. The Company and certain of its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies in favor of the approval of the Proposed Transaction and related matters. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be include in the proxy statement/prospectus for the Proposed Transaction when available. This Presentation is based upon work supported by the Department of Energy under Award Number DE-NE0008928. This Presentation was prepared as an account of work sponsored by an agency of the United States (U.S.) Government. Neither the U.S. Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the U.S. Government or any agency thereof. The views and opinions of authors expressed herein do not necessarily state or reflect those of the U.S. Government or any agency thereof. Important Notice (Cont’d)

Transaction Overview

Key Highlights

Transaction Size

- $232mm cash in trust from Spring Valley Acquisition Corp. (Nasdaq: SV)
- $181mm PIPE with significant strategic commitments in place

Valuation

- ~$1.9bn pro forma enterprise value
- 2026E Metrics: 1.0x Revenue and 4.3x EBITDA
- Attractive valuation relative to other leading Energy Transition peers

Capital Structure

- $373mm[(1)] in cash to fund commercialization and accelerate growth
- No additional capital requirements expected between now and achieving free cash flow

Ownership

- 80.5% existing NuScale shareholder equity rollover
- 11.6% SPAC including sponsor shares[(2)]
- 7.9% PIPE investors

Leadership



John Hopkins
CEO

NUSCALE



Chris Colbert
CFO

NUSCALE



Chris Sorrells
CEO

Spring Valley Acquisition Corp

(1) Reflects $232mm of cash in trust plus $181mm PIPE less transaction expenses.
(2) Excludes sponsor shares subject to vesting.

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Spring Valley Acquisition Corp. Leadership

Who We Are and What We Offer



Chris Sorrells
CEO



Billy Quinn
Chairman

- Team with 30+ years of combined investing track record in decarbonization
- Strong C-level operational and investing expertise in nuclear
- Proprietary network and sourcing capabilities
- Established track record of building publicly traded bellwethers

Selected Companies:

APC, QUANTA, Memorial Production Partners, REG, VISTRA, ENERGY TRANSFER, SUNPOWER, power-one, Resolute Energy Corporation, ARTESYN TECHNOLOGIES

Strong History of Value Creation

REG



>9x
$289
$2,613
2012 IPO
Market Cap (11/16/21)

In 2006, **Sorrells led an investment in Renewable Energy Group, Inc.** while the company was beginning operations in a **developing, but promising industry**

Grew revenues from ~$85mm in 2008 to ~$2.6bn in 2019 via **organic growth** and an **aggressive acquisition strategy**

ENERGY TRANSFER



>8x
$3,092
$25,002
2006 IPO
Market Cap (11/16/21)

In 2002, **four years before its IPO**, Natural Gas Partners ("NGP") was an original investor in Energy Transfer, which grew from a small private company into one of the **largest publicly traded midstream corporations** after its IPO in 2006 through **several acquisitions and organic growth projects**

PEARL ENERGY INVESTMENTS

- Pearl Energy Investments ("Pearl") is a Dallas, Texas based investment firm with over $1.2bn of committed capital under management founded by Spring Valley chairman Billy Quinn
- Prior to founding Pearl, Mr. Quinn served as a Co-Managing Partner of NGP, a family of PE investment funds with over $20bn of cumulative equity commitments, which created one of the first sustainability focused PE funds in 2005
- Pearl is rooted in energy and decarbonization with 60+ years of combined experience

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6 NuScale has developed a transformational small modular reactor ("SMR") that delivers scalable, safe and reliable carbon-free nuclear power essential to meeting global decarbonization targets

7 NuScale by the Numbers 1st And Only SMR to Receive NRC Standard Design Approval 14 Years R&D and Testing Founded in 2007 $1.3bn Cumulative Capital Invested to Date 430+ Employees with Unparalleled Nuclear Experience 35 PhDs 146 Master in Engineering / Science Degrees 8 Strategic Investors Supporting Global Customer Adoption Established Supply Chain Network with Continued DOE Support 628 Patents 418 Granted, 210 Pending Extensive Trade Secrets Existing Investors

8 Began NRC Pre-Application Note: Logos represent first investment in NuScale. (1) Represents cumulative capital invested through July 31, 2021. Includes funding received from the DOE cost-sharing program. Excludes any capital raised as part of a de-spac transaction. Company History and Key Milestones 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Formation of NuScale Power, LLC Secured First Customer $226mm U.S. DOE SMR Award Recipient UAMPS Site Selection First-Ever SMR Design Certification Application (DCA) Submitted to NRC 2022 and Beyond 2022: Submit Standard Design Approval Application for Power Increase 250 MWth (77 MWe) 2025: NRC Approval of 77 MWe 6-module Configuration, Plant Design Ready for Construction and Module Fabrication 2027: Ability to Deploy Modules $1.4bn U.S. DOE cost share for UAMPS NRC Approval of Final Safety Evaluation Report NRC Standard Design Approval of 160 MWth (50 MWe), 12-module plant design NuScale Teaming Agreement with Romania Announced by U.S. White House $1.3bn Capital Invested(1) Grey shaded area represents actual capital spend by NuScale over time, including both from private investor capital raised and funds received from the DOE cost-sharing program

9 NuScale’s Visionary Management Team John Hopkins Chief Executive Officer Since 2012 Jose Reyes, Ph.D. Chief Technology Officer & Co-Founder Since 2007 UNITED STATES NUCLEAR REGULATORY COMMISSION Chris Colbert Chief Financial Officer Since 2011 Dale Atkinson Chief Operating Officer & Chief Nuclear Officer Since 2014 Tom Mundy Chief Commercial Officer Since 2012 Robert Temple General Counsel Since 2016 Proven nuclear, engineering and government experience Average 9 years tenure at NuScale and 36 years in the energy industry UNITED STATES NAVY UNITED STATES NAVY

10 Key Investment Highlights 01 Only viable clean baseload power available to address the massive global need for 16,000+ GW of carbon-free generation by 2040 02 First-to-market and years ahead of the competition Only advanced nuclear technology with NRC Standard Design Approval; $1.3bn invested to-date 03 First of a kind announced project (backed by a ~$1.4bn DOE cost share) and 19 signed MOUs globally Over 90 additional identified customer opportunities in the pipeline 04 Global network of strategic investors and supply chain partners with continued DOE support 05 Visionary management team with unparalleled industry and government experience 06 Capex-light model: proprietary technology sales and recurring services Competitive moat supported by a portfolio of over 628 patents (granted & pending) Safer Cost Competitive Smarter Cleaner

11 Contents 01 Market Overview 02 NuScale Technology 03 Products and Services 04 Customer Opportunities 05 Financial Profile 06 Transaction Overview

Market Overview 01

13 Massive Addressable Market BloombergNEF Net Zero Pathway “Red Scenario”(1) The Energy Transition Requires More Than 16,000 GW of Zero Carbon Generation Capacity Additions Globally Through 2040 16,407 GW Carbon-Free Capacity Additions Required Through 2040 1,286 GW SMR Additions 0.4% market share of 16,407 GW 5.3% market share of 1,286 GW (1) Source: BloombergNEF New Energy Outlook 2021 Data Viewer (August 2021).

Nuclear SMR Only Viable Zero-Emission Baseload Technology

	Traditional Baseload	Renewables	NUSCALE	
Baseload Capable	✓	✗	✓	Dispatchable and load-following capable
Zero-Emission / Clean	✗	✓	✓	100% carbon-free; ¼ the greenhouse-gas emissions over lifecycle vs solar
Cost-Effective	✓	✓	✓	Competitive LCOE in U.S. and globally
Material Efficiency	✓	✗	✓	Relative to wind and solar, NuScale's SMR use, per MWh: >90% fewer **materials**
Land Use Efficiency	✓	✗	✓	>99% less **land**
Supportive of Critical Applications	✓	✗	✓	**Mission-critical** applications (e.g., hospitals, data centers) **Industrial** applications requiring on-site and cost-efficient power

Much of the 16,000+ GW of new capacity must come from clean baseload generation of which nuclear is the **only viable option**

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NuScale SMRs are Superior to Large-Scale Nuclear


NuScale SMR


Large-Scale Nuclear

NuScale SMR		Large-Scale Nuclear
✓ Modular; $3.3bn for 924 MWe (12 NPM)	**Upfront Plant Capex[(1)]**	✗ $9.0+bn for 2.2 GWe (Illustrative)
✓ ~3 years	**Construction Time**	✗ 6+ years
✓ First commercial nuclear design to ensure safe shutdown and unlimited self-cool period without operator or computer action, AC or DC power or addition of water	**Safety**	✗ Complex safety systems requiring redundant electrical supply, operator action and grid connection
✓ Flexible design and siting including single circuit, "end-of-line" and off-grid ✓ Direct power source for mission critical applications and coal plant replacement ✓ Site adjacency to existing infrastructure supported by emergency planning zone at site boundary	**Business Cases**	✗ Limited to large centralized utility planning cases
✓ Fuel supply infrastructure established for 50+ years	**Fuel Sourcing**	✓ Fuel supply infrastructure established for 50+ years

Source: U.S. Energy Information Administration Annual Energy Outlook 2021 (February 2021).
(1) Nth-of-a-kind ("NOAK") costs excluding escalation, contingencies and fees. Large scale nuclear estimate per Table 11.1, U.S. Energy Information Administration Capital Cost and Performance Characteristic Estimates for Utility Scale Electric Power Generating Technologies (February 2020).

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Global Stakeholder Support for Nuclear is Strong



*Duke Energy **does not see a way** to get to carbon reduction at the speed that we need to achieve **without nuclear energy.**"*

– Lynn Good
CEO of Duke Energy



*It's crucial that we **restart nuclear power** plants … renewable energy sources like wind and solar won't be enough."*

– Fumio Kishida
Prime Minister of Japan



We will have to **make nuclear power a key source** of energy for the next 60 years."

– Kim Boo-kyum
Prime Minister of South Korea



***Romania will include small modular reactors** in the national energy production system by 2028, which will strengthen the **partnership with the USA [via NuScale Power]** in the civil nuclear field"*

– Office of Klaus Iohannis
President of Romania



*…**nuclear energy is actually the best solution we have**…not only in terms of climate change, but in terms of energy and energy poverty…[My hope is] we can build the future of **clean**, **reliable** and **abundant energy** for everyone, no matter where they were born."*

– Isabelle Boemeke (ISODOPE)
The world's first nuclear influencer *@isabelleboemeke*

Bipartisan U.S. Support Across Administrations

$10bn
Programs supporting nuclear in Bipartisan Infrastructure Bill, Build Back Better plan and FY22 Appropriations

$0.5bn(1)
received to-date in DOE cost-sharing with **~$200mm additional available through 2024** as part of a 5-yr award granted in 2020

UAMPS

$1.4bn
DOE cost share program (2020) to support deployment of NuScale SMRs

U.S. Agency Support for International Deployment

Export-Import Bank of the United States

United States Department of Commerce

United States International Development Finance Corporation

(1) Represents cumulative DOE cost sharing as of July 31, 2021.

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NuScale Technology 02

18 NuScale’s Core Technology: the NuScale Power Module™ Reactor Core Reactor Pressure Vessel Steam Generators Pressurizer Containment 76 ft 15 ft Groundbreaking technology features a fully factory fabricated SMR referred to as a NuScale Power ModuleTM consisting of an integral nuclear steam supply system in which the reactor core, steam generators and pressurizer are all contained in a single vessel Simple design eliminates reactor coolant pumps, large bore piping and other systems and components found in conventional reactors Simplicity results in an extremely strong safety case and reduced capital and operational costs Modules can be incrementally added to match load growth NuScale Power ModuleTM Specifications Electrical Capacity 77 MWe Modules per Plant Up to 12 (924 MWe) Design Life 60 Years Fuel Supply Existing light water reactor nuclear fuel Safety Walk-away safe Emergency Planning Zone (EPZ) Supports site boundary EPZ

19 IP Portfolio and Skilled Employee Base Key to NuScale’s Advantage Growing Robust IP Portfolio 418 Issued Patents Globally 210 Pending Patents Software Developed In-House and Approved by the NRC Highly Cyber Secure FPGA Based Module Protection Highly Educated Workforce 430+ Employees 146 Master in Engineering / Science Degrees 35 PhDs As of November 2021. 20% Of Engineers are Veterans (Primarily U.S. Navy)

20 Key Enabling Features Dependent on Patented Technology Passive Safety System Integral Steam Generator Natural Circulation System Evacuated Containment Design 4 3 NuScale Power ModuleTM 2 1 Scalable Reactor Building Design 5 Cyber-secure FPGA Based Module Protection Digital Multi-Module Control Room NuScale Plant Control Room 6 7

Inherently Safe Design Sets New Industry Standards – Triple Crown of Nuclear Plant Safety™

Unlimited Coping Period for Reactors

Comparison of Reactor Coping Period Following an Extreme Station Blackout (loss of both AC and DC power)

Generation II Reactors:
4-8 Hours With Significant Operator Actions Required ✗

Generation III & III+ Reactors:
Up To 72 Hours With No Operator Actions ✗

Generation IV Reactors Advanced LWR:
8 Hours With No Operator Actions ✗



UNLIMITED WITH NO OPERATOR ACTIONS OR EXTERNAL SUPPORT ✓

Only SMR that Supports U.S. NRC Site Boundary Emergency Planning Zone ("EPZ")

The smaller EPZ enables NuScale Plants to be sited in close proximity to end-users, which is of particular importance to **process heat off-takers and repowering retiring coal-fired generation facilities**


NuScale EPZ
(~40 acres)
Typical Large Scale Nuclear EPZ
(10 mile radius)

Williams Power Station (Coal, 650 MW), S. Carolina
Announced retirement date of 2028

Unparalleled Capability and Performance

Capable of "Black-Start" and Operation in "Island Mode"
A NuScale plant can be started without the need for power from the grid and can operate disconnected from the grid – a first for a nuclear power plant

First Responder Power
A NuScale plant can start-up without power from the grid and can inject power back into the system to support grid restoration

Deliver Highly Reliable Power
Under a microgrid connection, a 12-module NuScale plant can provide over the 60-yr plant lifetime 154 MWe of power to mission critical installations at 99.95% reliability

Flexible Siting Options
A NuScale plant can be sited at the "end of the line" with only a single grid connection, or off-grid

NUSCALE
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22 Established Supply Chain Ecosystem NuScale Power ModulesTM Fuel Assemblies Control Systems Reactor Building Crane Module Protection System Sensors and Instrumentation

Products and Services 03

24 NuScale has a Diversified, Low Capex Model with Significant Competitive Moat NuScale Power Plants Services Sale of NuScale Power ModulesTM Provision of a diversified suite of services including licensing support, testing, training, fuel supply, program management, etc. Revenue Source Sale of Standard Plant Designs and Licensing Basis Competitive Advantage Positioned well for capture having developed and controlled the design and licensing basis of the core NPM technology, depth of talent pool, and first-to-market advantage IP: 628 patents (granted and pending) First to market in a massive untapped global market With over $1.3bn invested to date, NuScale has passed, unlike the competition, the high barriers to entry Cash Revenue Timing Years 3-9 (i.e., COD -6 to COD) Full 60+ years life of plant: pre-COD and post-COD services

25 NuScale Power Plants NuScale sells its NuScale Power ModulesTM (77 MWe each) as well as its standard plant designs and licensing basis to utility and industrial customers globally Three Power Plant Size Offerings To Meet Customer Power Needs, Infrastructure/Grid Limitations, and Economics: • 12 NPM Plant (924 MWe) • 6 NPM Plant (462 MWe) • 4 NPM Plant (308 MWe) • Other customized NPM configurations to fit customer needs including wet and dry cooling options NuScale owns patents and intellectual property Near-zero capex NuScale holds no inventory

NuScale Offers Critical Services Over the Life Cycle of the Plant



- Recurring and diversified
- High penetration rates
- Revenue opportunity begins ~8 years pre-COD and extends over the 60+ year life of the plant


Select NuScale Services
= Revenue timing
T-8
T-7
T-6
T-5
T-4
T-3
T-2
T-1
COD
T+1
T+2
T+3
T+4
T+5
Licensing & Support
Startup & Testing
Initial Training
Nuclear Equipment Inspection & Testing
Fuel Supply, Handling & Refueling Services
O&M Engineering Program Mgmt.
Requal Training Services
Design Engineering Mgmt.
Procurement & Spare Parts Mgmt.



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NuScale is Well Suited for a Range of Applications Critical to the Energy Transition

Enhancing the Power Grid

Grid Resiliency

- Adverse weather conditions do not impact operations for a NuScale Plant
- A single module can be black-started and can power the entire plant in case of loss of the utility grid
- On loss of offsite grid, all modules in a NuScale Plant can remain at power and be available to provide electricity upon grid restoration

Mission Critical Facilities

- A NuScale Plant can provide highly reliable power to mission critical micro-grids (e.g., hospitals, data centers) with 99.95% availability over the 60-yr life
- Off-grid operations enables a plant to supply power without external grid connection

Energy Transition-Specific Opportunities

Coal Plant Replacement

- ~132 coal plants in the U.S., representing 140+ GW of capacity, are planned for retirement through 2050
- Opportunity to preserve 41,500 power plant jobs by repurposing this lost coal capacity with over 150 NuScale plants (12 NPM), and create or preserve nearly 37,000 manufacturing jobs per year

Carbon Capture & Sequestration (CCS)

- NPMs can power energy-intensive CCS facilities with 100% clean power
- Many global decarbonization pathways anticipate significant CCS deployment
- Direct air capture

Support for Wind and Solar Development

- NuScale's load-following capabilities well-suited to both solar and wind's intermittency
- Provides critical ancillary services to support electric grid stability

Hydrogen Production

- NuScale NPMs can produce cost effective, green hydrogen at scale
- Hydrogen production by conventional renewables faces challenges of scale and cost

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Customer Opportunities 04

29 Robust and Diversified Global Customer Pipeline Class 2 (10) Early Commitment to Deploy NuScale Technology Class 3 (15) Early Commitment to Deploy New Nuclear / SMR Technology Class 4 (18) Interest in Deploying New Nuclear Technology Class 5 (70) Lead Current Pipeline (114 Total Customer Opportunities) Class 1 (1) Contract in Place Massive Global Opportunity Select Publicly Announced MOUs Coal to Nuclear Utilities Industrial Hydrogen Production Direct Air Capture Desalinization Mission Critical

Rapidly Expanding Customer Opportunities

Grant PUD
- Public electric utility
- Washington, USA

✓ MOU

Confidential MOUs

✓ Confidential MOUs

Ontario Power Generation
- Leading clean power producer
- Ontario, Canada

✓ MOU

Prodigy Clean Energy
- Commercial nuclear power producer
- Canada

✓ MOU



Select near-term potential customers in pipeline

CEZ Group
- State-owned utility
- Czech Republic

✓ MOU

Nuclearelectrica
- S.N. Nuclearelectrica
- State-owned utility
- Romania

✓ MOU

Getka / Unimot
- Getka Group & UNIMOT SA
- Poland
- Coal plant refurbishment

✓ MOU

KGHM
- KGHM Polska & Piela Business Engineering
- Coal refurbishment & process heat
- Poland

✓ MOU

Bruce Power
- Canada's only private sector nuclear power producer
- Ontario, Canada

✓ MOU

Shearwater
- NuScale SMR paired with wind to produce power & H_2
- U.K.

✓ MOU

Jordan Atomic Energy Commission
- Jordan Atomic Energy Commission
- Jordan

✓ MOU

Energoatom
- Energoatom
- State-owned nuclear power producer
- Ukraine

✓ MOU

Kozloduy NPP – New Build
- Kozloduy Nuclear
- Bulgaria

✓ MOU

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NuScale Customer Poised to Deploy NPMs in 2029

Utah Associated Municipal Power Systems (“UAMPS”) will be among the first commercial deployments of NPMs

UAMPS Overview

- First commercial deployment will be at the Idaho National Laboratory (“INL”) for the UAMPS Carbon Free Power Project (“CFPP”)
- UAMPS provides energy services to community-owned power systems throughout the Intermountain West
- 27 of UAMPS’s 50 members, representing 7 states, are currently CFPP participants as of November 2021
- The CFPP will provide safe, reliable, and cost competitive clean energy to UAMPS members at a target LCOE of $58/MWh
- In 2020, the DOE awarded a ~$1.4 bn cost share grant over ten years to UAMPS to build the CFPP


NUSCALE
WA
MT
OR
ID
WY
NV
UT
UAMPS
CA
AZ
NM
CFPP PARTICIPANTS
POTENTIAL CFPP PARTICIPANTS

UAMPS Carbon Free Power Project Timeline

Year	Milestone
2013	NuScale begins work with UAMPS
...	
2015	UAMPS formally launched the CFPP
2016	DOE Site Use Permit and initial site selection
...	
2019	Final INL site selected
2020	DOE Cost Share, Site characterization activities began
...	
2022	Order NPM long-lead materials
2023	Combined Operating License Submittal
2024	Begin site mobilization and preparation
2025	Begin nuclear construction
...	
2029	First NuScale Power Module™ installed
2030	Remaining modules installed for full plant operation

NUSCALE Power for all humankind
31

NuScale and Nuclearelectrica Partnership

In partnership with NuScale, Romania has the potential to accommodate the first deployment of SMRs in Europe

"

The **United States and Romania** will announce today plans to build a **"first-of-a-kind" small modular reactor (SMR) plant in Romania in partnership with U.S. NuScale Power,** bringing the latest civil nuclear technology to a critical part of Europe.

The partnership will bring SMR technology to Romania, **positioning U.S. technology to lead in the global race for SMR deployment.**

The commercial agreement will include a six-module NuScale plant, initially creating over 3,700 U.S. and Romanian jobs, including possible union jobs, with the potential to create **30,000 U.S. and Romanian jobs** as the project grows.

Deployment of SMR technology will be an important contributor to a decarbonized power sector and net zero future."

THE WHITE HOUSE
WASHINGTON

November 2, 2021

NUCLEARELECTRICA

On November 4, 2021, NuScale and SN Nuclearelectrica (SNN) signed a teaming agreement to advance the deployment of NuScale's SMR technology in Romania as early as 2027-2028

In 2019, NuScale and Nuclearelectrica signed a memorandum of understanding (MOU) to evaluate the development, licensing and construction of a NuScale SMR in Romania

Nuclearelectrica is a national Romanian energy company that produces electricity, heat and nuclear fuel

- Contributes over 18% of Romania's total energy in the form of nuclear power and 33% of Romania's total carbon-free energy

The commercial agreement will include a six-module NuScale plant

NUSCALE
Power for all humankind

32

Financial Profile 05

34 Per-Plant Economics Illustration Year Average Annual Cash Revenue (Illustrative Range) Anticipated Blended Gross Margin Range NuScale Power ModulesTM(1) Years 6-10 COD -4 to COD $200mm – $250mm 20-25% Services Years 1-4 COD -9 to COD -6 $5mm – $15mm 10-15% Years 5-10 COD -5 to COD $10mm – $20mm 15-20% Year 11+ Post-COD Run-Rate $25mm – $50mm 20-30% NuScale Power ModuleTM sales will be priced to achieve gross margin targets – with COGS highly dependent on country, site selection, etc. Projected services revenue per plant represent <25% of typical customer non-fuel O&M budget Illustration reflects estimated global blended average plant size of ~9 NuScale Power ModulesTM per plant (1) In years 3 through 5 (i.e., COD -6 through COD -4), NuScale additionally intends to receive fixed fees related to sales of its Standard Plant Designs and Licensing Basis.

35 NuScale expects a material difference between its Cash Revenue collection and GAAP Revenue recognition schedules for NPM sales. Differences in accrual accounting and cash collection are captured on the balance sheet as Deferred Revenue and Work in Progress Attractive Cash Flow Characteristics Cumulative Percent of NPM Recognition (Nth-of-a-Kind(1)) Cash Revenue & COGS GAAP Revenue & COGS 0% 0% 31% 58% 77% 89% 100% 100% T-6 T-5 T-4 T-3 T-2 T-1 COD T+1 1% 2% 3% 4% 5% 22% 94% 100% T-6 T-5 T-4 T-3 T-2 T-1 COD T+1 (1) NuScale’s first customer, UAMPS, is expected to generate revenue in advance of 4 years prior to COD.

36 $ in millions Financial Summary “Cash Revenue”(1) Free Cash Flow(3) NuScale Power Plants Module COD Forecast “Cash EBITDA”(2) Services (1) “Cash Revenue” reflects GAAP revenue plus increases in deferred revenue less increases in accounts receivable. (2) “Cash EBITDA” reflects EBITDA as calculated using GAAP P&L figures adjusted for revenue and costs of goods sold operating assets and liabilities. (3) Cash from operations plus cash from investing. 16 19 35 63 85 90 92 94 96 98 100 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E 2039E $16 $145 $672 $1,058 $1,896 $3,641 $6,480 $10,008 $13,119 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E ($155) ($36) $116 $191 $434 $896 $1,610 $2,457 $3,171 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E ($158) ($42) $93 $127 $304 $640 $1,173 $1,809 $2,340 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E

37 $ in millions Cash Metrics Reconciliation 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E GAAP Revenue $14 $85 $179 $358 $640 $1,017 $1,855 $4,157 $5,506 (+) Changes in Deferred Revenue, net 2 60 493 699 1,256 2,624 4,624 5,851 7,613 "Cash Revenue" $16 $145 $672 $1,058 $1,896 $3,641 $6,480 $10,008 $13,119 EBITDA ($155) ($50) ($1) $26 $139 $288 $532 $1,076 $1,387 (+) Changes in Deferred Revenue, net 2 60 493 699 1,256 2,624 4,624 5,851 7,613 (-) Changes in WIP, net (2) (46) (377) (534) (960) (2,016) (3,547) (4,470) (5,828) "Cash EBITDA" ($155) ($36) $116 $191 $434 $896 $1,610 $2,457 $3,171

Transaction Overview 06

39 $ in millions Transaction Overview Sources Pro Forma Ownership (%) at Closing(3) Uses Pro Forma Capitalization Note: Assumes no redemptions from Spring Valley Acquisition Corp.; assumes new shares issued at a price of $10.00. (1) Comprised of 187.5mm shares owned by existing NuScale shareholders, 23.0mm SVAC shares outstanding, 18.3mm PIPE shares and 4.0mm SPAC Sponsor Shares. (2) Comprised of cash to balance sheet and existing net cash as of 9/30/21. (3) Excludes the impact of (i) 11.5mm public warrants and 8.9mm sponsor warrants struck at $11.50, which are not subject to vesting, (ii) 1.75mm additional Sponsor Shares which are subject to vesting as follows: half of the shares will be subject to vesting based on a $12 price target and half of the shares will be subject to vesting based on a $14 price target and (iii) EIP will dilute all owners proportionately. SVAC Equity $232 NuScale Equity Rollover 1,875 PIPE Financing 181 Total Sources $2,288 NuScale Equity Rollover $1,875 Cash to Balance Sheet 373 Estimated Transaction Fees 40 Total Uses $2,288 Existing NuScale Shareholders 80.5% SVAC IPO Shares 9.9% PIPE Shares 7.9% Sponsor Shares 1.7% Pro-Forma Shares Outstanding(1) 232.8 Post-Money Equity Value $2,328 (-) Net Cash(2) (462) Pro-Forma Implied Enterprise Value (Post-Money) $1,866

40 Nuclear EV / Revenue Valuation Benchmarking 2025E (1) Energy Transition Source: FactSet, public filings. (1) NuScale financials represent Cash metrics. 2022E 2025E Nuclear 2026E (1) Energy Transition 2023E 2026E Median: 8.4x Median: 6.0x Median: 4.5x Median: 4.4x 1.8x 8.7x 2.8x 10.2x 8.7x 8.0x 3.9x 2.7x 6.6x 4.5x 1.0x 6.1x 2.0x - 6.9x 5.9x - 2.6x 6.7x 4.4x

41 Nuclear EV / EBITDA Valuation Benchmarking 2025E Energy Transition Source: FactSet, public filings. (1) NuScale financials represent Cash metrics. 2022E 2025E Nuclear 2026E Energy Transition 2023E 2026E Median: 37.5x Median: 29.9x Median: 23.4x Median: 25.0x 9.8x 95.5x 16.6x 34.7x 48.7x 40.4x 24.0x 13.4x 30.0x 23.4x 4.3x 62.6x 13.9x - 35.8x 24.0x - 12.6x 25.0x 26.0x (1) (1)

42 Energy Transition Nuclear Operational Benchmarking Revenue CAGR (1) Source: FactSet, public filings. (1) NuScale financials represent Cash metrics. Nuclear EBITDA Margin (1) Energy Transition 2021E – 2024E 2021E – 2024E 2025E 2022E 2024E – 2026E 2026E Median: 37% Median: 3% Median: 17% Median: 21% 68% 45% 24% 28% 46% 57% 23% 3% 4% (1%) 23% 9% 17% 29% 18% 20% 16% 21% 22% 19%

43 Key Investment Highlights Recap 01 Massive addressable market 02 First-to-market and years ahead of competition 03 04 Global strategic investors and supply chain partners 05 Visionary management team 06 Capex-light model with a growing IP portfolio Safer Cost Competitive Smarter Cleaner Rapidly expanding customer opportunities

Thank You